UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2014

SGB INTERNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-53490	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Room 1601 16/F China Taiping Tower Phase II
8 Sunning Road Causeway Bay
 Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +852 36918831

Registrant’s fax number, including area code: +852-36918821

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Quarterly Report on Form 10-Q of SGB International Holdings Inc. (the “Company”) filed on May 13, 2014, on April 20, 2014, Mr. Peifeng Huang resigned as a director of our Company.  Mr. Huang’s resignation did not reflect any disagreements with the Company on any of our operations, policies or practices. Mr. Huang has been our director since May 11, 2011.  Mr. Huang has been our Chief Financial Officer and Corporate Secretary since May 7, 2013 and will continue to serve in that capacity.  At the time of his resignation, Mr. Huang sat on the Audit Committee.

Mr. Huang resignation letter is attached hereto as Exhibit 99.1 of this Form 8-K.

Also on April 20, 2014, the Board of Directors appointed Mr. Quan Gu, Mr. Wei Gu and Mr. Chang Gu as directors of the Company, effective immediately, to serve until the next annual meeting of shareholders.

Quan Gu

Mr. Quan Gu, 39 years old, graduated from National University of Kyrhyz Republic major in international business. Mr. Gu has focused on mining advisory and exploration since 2004. He served as project management director at Xinjing Zhonghai Mining Company Limited and currently as an executive director and founding member of Beijing Shuntianying Project Management Co. Ltd. Mr.Gu has extensive experience in mining industry and strong networking in the industry.

Wei Gu

Mr. Wei Gu, 47 years old, graduated from Xian Institute of Physical Education in sports medicine. Mr. Gu has focused on marketing and human resources development since 1995. He served as the human resources director at Beijing Zhonghai Ziguang Co. Limited and currently serves as the senior project manager in Beijing Shuntianing Project Manage Co. Ltd.

Chang Gu

Chang Gu, 45 years old, graduated from Xinjing Normal University in Bachelor of Education. Mr. Gu has focused on marketing and human resources development since 1992. He served in Xinjiang Institute of Politics and Law from 1991 to 1994 and as senior project officer in charge of project schedule management and human resources management from 1994 to 2006. He is currently the executive director of Beijing Shuntianing Project Manage Co. Ltd.

Mr. Quan Gu, Mr. Wei Gu and Mr. Chang Gu are brothers.  There is no arrangement or understanding between the Company and either Mr. Quan Gu, Mr. Wei Gu or Mr. Chang Gu and any other person pursuant to which Mr. Quan Gu, Mr. Wei Gu or Mr. Chang Gu was elected as a director. Additionally, there is no transaction between the Company and either Mr. Quan Gu, Mr. Wei Gu or Mr. Chang Gu  that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Resignation Letter dated April 20, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGB INTERNATIONAL HOLDINGS INC.

Per:	/s/ Shibi Chen
Shibi Chen
Chief Executive Officer, President and Director
May 20, 2014

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